SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): February 19, 2003



                                 S.W. LAM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-22049
                            (Commission file number)

              Nevada                                            62-1563911
---------------------------------------------             ----------------------
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


                             Kaiser Estate Phase II
                      28 Man Lok Street, Hunghom, Hong Kong
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (852) 2766 3688
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


     (c)      Exhibits

              Exhibit No.               Description
              ------------             -------------

                 99.1 Press release, dated February 19, 2003, of Hang Fung Gold Technology Limited

Item 9.  Regulation FD Disclosure

         On February 19, 2003, Hang Fung Gold Technology Limited ("Hang Fung Gold") issued a press release in Hong Kong disclosing its operating results for the quarter and nine months ended December 31, 2002. Hang Fung Gold is an affiliate of S.W. Lam through which the principal operations of S.W. Lam are conducted. The referenced press release is furnished herewith pursuant to Regulation FD.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 S.W. LAM, INC.


February 19, 2003                            By: /s/ Lam Sai Wing
                                                -------------------
                                                Lam Sai Wing
                                                President and Chief Executive
                                                Officer